FIRST AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS FIRST AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made and entered into as of this 31st day of May, 1996, by and between BALCOR REALTY INVESTORS 86-SERIES I A REAL ESTATE LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), SECURITY CAPITAL PACIFIC TRUST, a Maryland real estate investment trust ("Purchaser"), and CHARTER TITLE INSURANCE COMPANY ("Escrow Agent").

                                   RECITALS:

     A. Seller and Purchaser are parties to that certain Agreement of Sale, dated May 6, 1996 ("Agreement"), pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement.

     B. Seller, Purchaser and Escrow Agent are parties to that certain Escrow Agreement, dated May 6, 1996 ("Escrow Agreement"), pursuant to which Purchaser has deposited funds in escrow to be held by Escrow Agent in accordance with the terms of the Escrow Agreement.

     C. Seller and Purchaser desire to amend the Agreement and the Escrow Agreement in accordance with the terms of this Amendment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2.   The reference to the date "May 31, 1996" in the first line of Paragraph
7.1 of the Agreement is hereby deleted and the date "June 12, 1996" is substituted in lieu thereof.

3. The reference to the date "June 17, 1996" in the first line of Paragraph 8 of the Agreement is hereby deleted and the date "June 19, 1996" is substituted in lieu thereof.

4. The reference to the phrase "for a period of thirty (30) days each" in the first sentence of Paragraph 8 of the Agreement is hereby deleted and the phrase "for a period of twenty-eight (28) days and thirty (30) days, respectively," is substituted in lieu thereof.

5. Each reference to the date "May 31" in the Escrow Agreement is hereby deleted and the date "June 12" is substituted in lieu thereof.
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6.   Each reference to the date "June 10" in the Escrow Agreement is hereby deleted and the date "June 12" is substituted in lieu thereof.

7. The reference to the date "June 17, 1996" in the first line of Paragraph 3 of the Escrow Agreement is hereby deleted and the date "June 19, 1996" is substituted in lieu thereof.

8. Except as amended hereby, the Agreement shall be and remain unchanged and in full force and effect in accordance with its terms.

9. This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument.

                          [EXECUTION PAGE TO FOLLOW]
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                         PURCHASER:

                         SECURITY CAPITAL PACIFIC TRUST, a Maryland real estate investment trust

                         By:  /s/ Anthony R. Arnest
                              -----------------------------------
                         Name:    Anthony R. Arnest
                              -----------------------------------
                         Its:     Vice President
                              -----------------------------------


                         SELLER:

                         BALCOR REALTY INVESTORS 86-SERIES I A REAL ESTATE LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: Balcor Partners-XIX, an Illinois general partnership, its general partner

                              By: The Balcor Company, a Delaware corporation, a general partner

                                   By:  /s/ Phillip Schechter
                                        ----------------------------------
                                   Name:    Phillip Schechter
                                        ----------------------------------
                                   Its:     Authorized Agent
                                        ----------------------------------


                         ESCROW AGENT:

                         CHARTER TITLE INSURANCE COMPANY

                         By: ___________________________
                         Name: _________________________
                         Its: __________________________
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